SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                           Date of Report May 12, 2004



                          ASPEN EXPLORATION CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                 0-9494                               84-0811316
----------------         ------------                         ----------------
(State or other          (Commission                          (I.R.S. Employer
 jurisdiction of          File Number)                       Identification No.)
Incorporation)


                 2050 S. Oneida St., Suite 208, Denver, CO 80224
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                   Registrant's telephone number 303-639-9860
                                                 ------------

                                       N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition
         ----------------------------------------------

     (a) On May 12, 2004, Aspen Exploration Corporation issued a news release, a copy of which is attached hereto as Exhibit 99.1.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ASPEN EXPLORATION CORPORATION




Date:  May 12, 2004                      By: /s/ Robert A. Cohan
                                            ------------------------------------
                                                 Robert A. Cohan, President